                                                                  EXHIBIT 10.12



                           SOFTWARE LICENSE AGREEMENT


         THIS SOFTWARE LICENSE AGREEMENT ("Agreement") is made and entered into as of the Effective Date, by and between 3Dlabs Inc. ("3Dlabs") with principal offices at 2010 North First Street, Suite 403, San Jose, California 95131, USA and AccelGraphics, Inc. ("Licensee"), a company with principal offices at 1942 Zanker Rd., San Jose, California 95112.


                                    RECITALS


         A. 3Dlabs is the owner of, or has acquired rights to, the Software Products and the Documentation (as defined below); and

         B. 3Dlabs desires to grant to Licensee and Licensee desires to obtain from 3Dlabs a non-exclusive license to use the Software Products and Documentation on the terms and conditions of the Agreement;

         NOW, THEREFORE, the parties to this Agreement agree as follows:

         1.       DEFINITIONS.

                  1.1 "Software Products" shall mean the computer programs identified on Exhibit A to this Agreement that become subject to this Agreement as set forth in Section 2 below, together with any subsequent error corrections of updates supplied to Licensee by 3Dlabs pursuant to this Agreement.

                  1.2 "Derivative Software Products" shall mean computer programs in machine readable binary or source code format developed or otherwise acquired by Licensee which are a modification of enhancement to, derived from or based upon Software Products.

                  1.3 "Documentation" shall mean all manuals, user documentation, and other related materials pertaining to the Software Products that 3Dlabs provides to Licensee for use in connection with the Software Products.

                  1.4 "Effective Date" shall mean the last date set forth opposite the parties signature lines.

                  1.5 "3Dlabs Chip Products" shall mean the 3Dlabs graphics accelerator products listed on Exhibit A.

         2.       INCLUSION OF SOFTWARE PRODUCTS UNDER THE AGREEMENT.

                  2.1 Binary Format. Upon Licensee's purchase of any 3Dlabs Chip Products, the executable binary format Software Products listed in Exhibit A for such 3Dlabs Chip Products shall become "Software Products" for purposes of this License Agreement.



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                  2.2 Source Code Format. Upon Licensee's purchase of any 3Dlabs
Chip Product, Licensee may place an order with 3Dlabs for one or more of the source code Software Products listed in Exhibit A for such 3Dlabs Chip Product. Licensee's order shall include payment of the license fee for such source code as specified in Exhibit A. Upon 3Dlabs' acceptance of such order, such source code shall become "Software Products" for purposes of this Agreement.

                  2.3 Modification of Software Products. The parties may amend Exhibit A from time to time in writing. In addition (a) if 3Dlabs discontinues any 3Dlabs Chip Product or Software Products listed on Exhibit A, then 3Dlabs may modify Exhibit A to delete such Products, and (b) if Licensee purchases one or more new 3Dlabs graphics accelerator products from 3Dlabs, then 3Dlabs may modify Exhibit A to include such products as 3Dlabs Chip Products under Exhibit A and to add software products designed for use with such 3Dlabs Chip Products as "Software Products" under Exhibit A.

         3. GRANT OF RIGHTS. From the Effective Date and as Software Products are added to this Agreement under Section 2 above, until terminated in accordance with the terms of this Agreement:

                  3.1 Binary Format. 3Dlabs hereby grants, and Licensee hereby accepts, subject to the terms and conditions of this Agreement, a non-exclusive license to reproduce, distribute, export, upgrade and sublicense others to use the binary format Software Products (the "Binary Software Products") and the related Documentation solely for use with 3Dlabs Chip Products purchased by Licensee from 3Dlabs.

                  Notwithstanding Licensee's right to sublicense the Binary Software Products to others for use with the 3Dlabs Chip Products, Licensee shall have no right to sublicense or authorize parties to reproduce, copy or otherwise manufacture the Binary Software Products, without 3Dlabs' prior written permission. Licensee agrees not to attempt to modify, reverse engineer, disassemble, decompile or trace the execution of the Binary Software products, or of any portion thereof.

                  3.2      Source Code Format.

                           3.2.1    Drivers Source Code.  3Dlabs hereby grants
and Licensee hereby accepts a nonexclusive, nontransferable license to use and modify the source code for drivers Software Products solely for the purpose of developing Derivative Software Products for use with 3Dlabs Chip Products purchased by Licensee from 3Dlabs. Licensee shall have no right to disclose, sub-license, export, sell or otherwise distribute the Software Products, Derivative Software Products or any portion thereof in source code format nor shall Licensee authorize other parties to market, reproduce, have reproduced or otherwise manufacture the Software products or Derivative Software Products in source code format.

         ANY LICENSE TO USE THE SOURCE CODE OF A DRIVERS SOFTWARE PRODUCT CONTAINING MICROSOFT CORPORATION'S SOFTWARE IS SUBJECT TO LICENSEE HAVING PHYSICAL POSSESSION OF AN ORIGINAL MICROSOFT



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SOFTWARE LICENSE FOR THE APPLICABLE MICROSOFT VERSION AT ALL TIMES DURING THE
USE THEREOF. LICENSEE SHALL HOLD 3DLABS HARMLESS FROM ANY LOSS, LIABILITY AND/OR SETTLEMENT COSTS (INCLUDING REASONABLE ATTORNEYS' FEES) RESULTING FROM ANY CLAIM AGAINST 3DLABS RELATED TO LICENSEE'S FAILURE TO HAVE SUCH A LICENSE DURING LICENSEE'S USE OF SUCH SOFTWARE.

         4.       DELIVERY.

                  4.1 Binary Software Products. After the Effective Date, 3Dlabs shall deliver to Licensee a master copy of the Binary Software Products licensed under this Agreement for use with such 3Dlabs Chip Product, in object code format and applicable Documentation. 3Dlabs shall deliver the foregoing in electronic files or disk format, at 3Dlabs' option.

                  4.2 Source Software Products. After 3Dlabs' receipt of payment and acceptance of Licensee's order for Software Products in source code format, as set forth in Section 2 above, 3Dlabs shall deliver to licensee the source code for the applicable Software Products, together with related Documentation. 3Dlabs shall deliver foregoing in electronic files or disk format, at 3Dlabs' option.

         5.       MODIFICATIONS.

                  5.1 Error Corrections and Updates. 3Dlabs will provide Licensee with error corrections, bug fixes, patches or other updates to each Software Product in object code format to the extent available in accordance with 3Dlabs' release schedule for a period of ninety (90) days from the date of 3Dlabs' delivery of the original Software Product(s) under this Agreement.

                  5.2 Modifications by 3Dlabs. 3Dlabs shall be under no obligation to make modifications that may be required for Licensee-specific hardware, firmware, software, or other requirements. All error corrections, bug fixes, patches, updates or other modifications to the Software Products or Documentation made by 3Dlabs or its suppliers shall be the sole property of 3Dlabs or of its suppliers, or both.

                  5.3 Modifications by Licensee. Licensee shall promptly provide to 3Dlabs all error corrections, bug fixes, patches, updates or other modifications to the Software Products or Documentation made by Licensee or by Licensee's sublicensees and hereby grants to 3Dlabs a limited worldwide, non-royalty bearing license to use, modify, enhance, edit, reformat, rewrite, copy, reissue and create derivative works of, sublicense and distribute such modifications, provided that 3Dlabs shall sublicense such modifications under terms that are no less restrictive than 3D/labs employs for its similar products.

         6.       LICENSE FEES AND PAYMENT.

                  6.1 License Fee. In consideration of the license rights granted in Section 3 above, Licensee shall pay the License fees or other consideration for the Software Products and Documentation as set forth on Exhibit A to this Agreement.




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                  6.2 Taxes and Other Charges. Licensee shall be responsible for paying all (i) sales, use, excise, value-added or other tax or governmental charges imposed on the licensing or use of the Software Products, Derivative Software Products and Documentation (ii) freight, insurance and installation charges, and (iii) import or export duties or like charges.

         7.       DERIVATIVE SOFTWARE PRODUCTS.

                  7.1 Title to Software Products Incorporated in Derivative Software Products. Title to and ownership of any portion of the Software Products incorporated into a Derivative Software Product shall at all times remain with 3Dlabs or its supplier, or both, and Licensee shall not have any title or ownership interest therein.

                  7.2 Maintenance of Derivative Software Products. 3Dlabs shall not be required to maintain or otherwise repair any Derivative Software Products. Any assistance in repairing errors or defects in the Derivative Software Products which may be provided by 3Dlabs, in its sole discretion, shall be subject to the terms of a separate agreement under which Licensee shall pay 3Dlabs in accordance with 3Dlabs' then-current charges for such services.

                  7.3 Products Developed by 3Dlabs. Nothing contained in this Agreement shall be construed to limit 3Dlabs' rights to modify the Software Products or to develop other Products which are similar to or offer the same or similar improvements as Derivative Software Products developed by Licensee.

         8.       PROTECTION OF SOFTWARE PRODUCTS.

                  8.1 Proprietary Notices. Licensee agrees not to remove, obliterate, or cancel from view any copyright, trademark, confidentiality or other proprietary notice or mark appearing on any of the Software Products or on output generated by the Software Products and to reproduce and include the same on each copy of the Software Products and Derivative Software Products.

                  8.2 Ownership and Protection of Software Products. Licensee acknowledges that all copies of the Software Products in any form provided by 3Dlabs or made by Licensee are the sole property of 3Dlabs or its suppliers, or both. Licensee shall not have any right, title or interest in or to any Software Products, or copies thereof except as expressly provided in this Agreement, and further shall secure and protect all Software Products, Derivative Software Products and Documentation consistent with maintenance of 3Dlabs' proprietary rights therein.

                  8.3 Copies. Licensee shall not copy the source code of the Software Products, except that Licensee may make one copy of the source code solely for archival or backup purpose and may make copies of the source code solely for use by Licensee's employees who have a need to use such source code for the purposes authorized under this agreement. All source code of the Software Products shall remain on Licensee's business premises.

                  8.4 Mark Ownership. Nothing contained in this Agreement shall be construed as conferring any license or right with respect to any trademark, trade name, brand name, or the corporate name of 3Dlabs, or any of 3Dlabs' suppliers.



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         9.       CONFIDENTIALITY.

                  9.1 Maintenance of Confidential Information. Licensee acknowledges that the Software Products and Documentation contain valuable proprietary information and trade secrets of 3Dlabs or its suppliers, or both, and Licensee will not release, disclose or otherwise permit access to such confidential information or use the information in such a way that other parties can gain access to such information. In particular, Licensee shall not disclose or cause to be disclosed the Software Products code, documentation, or other information contained in the source code to any third party without the prior written consent of 3Dlabs and, where applicable, 3Dlabs' suppliers. 3Dlabs and Licensee agree to mark written materials as "Confidential" if they are to be treated as confidential in nature. Oral communications that are confidential in nature will be identified as such before, during or immediately after the communication. Licensee warrants that all those individuals having access to the Software Products under this Agreement will observe and perform the obligations in this Agreement with respect to confidential information.

                  9.2 Injunctive Relief. Licensee acknowledges that the unauthorized use, transfer, sublicensing or disclosure of the Software Products, Derivative Software Products, Documentation or copies thereof may cause irreparable injury to 3Dlabs, and under such circumstances 3Dlabs shall be entitled to equitable relief, including, but not limited to, preliminary and permanent injunctive relief, and Licensee waives any requirements that a bond be posted.

         10. LIMITED WARRANTY; INFRINGEMENT. 3Dlabs warrants to Licensee that as of the date of this Agreement it has no knowledge that the Software Products or Documentation infringe or otherwise make unauthorized use of any copyright, trademark, trade secret or proprietary right of any third party.

                  10.1 Indemnification. 3Dlabs shall at its sole option, either reimburse Licensee for the cost of defense, or defend a suit or proceeding brought against Licensee, but only to the extent such suit or proceeding is based on a claim that the Software Product, solely as furnished by 3Dlabs to Licensee under this Contract, constitutes direct infringement of any United States trademark, copyright or patent and 3Dlabs shall pay, or at its sole option, reimburse Licensee for damages and cost finally awarded therein against Licensee with respect to such matter, provided that Licensee promptly informs and furnishes 3Dlabs with a copy of each communication, notice or other action relating to the alleged infringement and provides to 3Dlabs all authority, information and assistance necessary to settle, compromise or litigate such suit or proceeding. The failure of Licensee to provide (i) prompt notice of any communication asserting alleged infringement and (ii) the exclusive ability to control the defense concerning such alleged infringement, shall relieve 3Dlabs of its indemnity Obligations hereunder with respect to such asserted claim. Following notice of a claim or of a threatened or actual suit, 3Dlabs may at its expense, without obligation to do so, at its sole option, (i) procure for Licensee the right to continue to use the Software Product as furnished, or (ii) replace or modify the Software Product to make it non-infringing, or (iii) grant Licensee a credit for the Software Product as depreciated and accept its return.

                  10.2 3Dlabs shall not be obligated to defend or be liable for costs and damages if the infringement arises out of; (i) use or combination of the Software Product with software or


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hardware not provided by 3Dlabs even if such combination conforms to the specified or advertised use of the hardware products, (ii) use of other than the latest release of Product made available to Buyer by Seller, if such infringement would have been avoided by the use of such release of Product,
(iii) a modification of the Software Product made by or on behalf of Licensee,
(iv) use of the Software Product, after receiving notice, or having reason to believe, that the Software Product may infringe a trademark, patent or copyright of a third party.

                  10.3 THE FOREGOING STATES THE EXCLUSIVE REMEDY OF LICENSEE AND THE ENTIRE LIABILITY OF 3DLABS WITH RESPECT TO INFRINGEMENT OF ANY TRADEMARK, COPYRIGHT OR PATENT BY THE SOFTWARE PRODUCTS AND 3DLABS SHALL HAVE NO LIABILITY WITH RESPECT TO ANY OTHER PROPRIETARY RIGHTS.

         11.      DISCLAIMER AND LIMITATION OF LIABILITY.

                  11.1 Disclaimer of Warranties. THE SOFTWARE PRODUCTS AND DOCUMENTATION AND ANY AND ALL UPDATES AN D MODIFICATIONS TO THE SAME ARE LICENSED "AS IS" AND THE WARRANTY PROVIDED IN SECTION 10 ABOVE IS THE SOLE AND EXCLUSIVE WARRANTY OFFERED BY 3DLABS. 3DLABS DOES NOT REPRESENT OR WARRANT THAT ALL ERRORS IN THE SOFTWARE PRODUCTS OR DOCUMENTATION WILL BE CORRECTED OR THAT THE SOFTWARE PRODUCTS WILL RUN ERROR FREE. THERE ARE NO OTHER WARRANTIES RESPECTING THE SOFTWARE PRODUCTS, DOCUMENTATION OR SERVICES PROVIDED UNDER THIS AGREEMENT, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF DESIGN, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE, EVEN IF 3DLABS HAS BEEN INFORMED OF SUCH PURPOSE. NO AGENT OF 3DLABS IS AUTHORIZED TO ALTER OR EXCEED THE WARRANTY OBLIGATIONS OF 3DLABS AS SET FORTH IN THIS AGREEMENT.

                  11.2 Limitation of Remedies and Liability. 3DLABS SHALL NOT BE LIABLE TO LICENSEE OR TO ANY OF LICENSEE'S SUBLICENSEES, CUSTOMERS, OR END-USERS FOR ANY LOSS OF PROFIT, INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR RELATING TO THE LICENSING OR USE OF THE SOFTWARE PRODUCTS, DERIVATIVE SOFTWARE PRODUCTS OR DOCUMENTATION OR FOR ANY ERROR OR DEFECT IN THE SOFTWARE PRODUCTS OR DOCUMENTATION. Notwithstanding
Section 10 (Limited Warranty, Infringement) the maximum liability of 3Dlabs arising out of or in connection with license, use or other employment of any Software Product delivered to Licensee under this Agreement, whether such liability arises from any claim based on breach or repudiation of contract, warranty, tort or otherwise, shall in no case exceed the actual price paid to 3Dlabs by Licensee for the Software Product whose license, use, or other employment gives rise to the liability.

         12. LICENSEE'S INDEMNIFICATION. Licensee shall indemnify 3Dlabs and its suppliers and hold them harmless from any and all liabilities, claims, costs, losses, and expenses including, but not limited to, reasonable attorneys' fees and costs of suit incurred by 3Dlabs or its

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suppliers, or both, arising out of or relating to Licensee's misuse, modification, upgrade, additions, alteration, sale, marketing, reproduction, sublicensing or other distribution of the Software Products or Derivative Software Products.

         13. TERM OF AGREEMENT. This Agreement shall be effective on the Effective Date and shall continue in effect until terminated in accordance with the terms and conditions of Section 14.

         14.      DEFAULT AND TERMINATION.

                  14.1 Events of Default. Either party may terminate this Agreement for material breach by providing thirty (30) days written notice to the breaching party, unless the breach is corrected during such thirty (30) day period. Material breach on the pan of Licensee shall include, but not be limited to, filing a petition to declare such party insolvent or bankrupt which is not dismissed within thirty (30) days; making an assignment or other arrangement for the benefit of creditors, or being dissolved or liquidated.

                  14.2 Termination by 3Dlabs. 3Dlabs may terminate this Agreement as to any Software Product, effective upon termination of 3Dlabs' right with respect to such Software Product.

                  14.3 Obligations on Expiration or Termination. Upon expiration or termination of this Agreement, all rights granted by this Agreement shall revert to 3Dlabs and Licensee shall cease and desist all use of the Software Products and Documentation. Licensee shall destroy or deliver to 3Dlabs within three (3) days of termination all full or partial copies of the Software Products and Documentation in Licensee's possession or under its control, other than those properly distributed by Licensee prior to termination, and will warrant to 3Dlabs such destruction or delivery. Licensee's failure to comply with the obligations of this Section 14.3 will constitute unauthorized use of the Software Products and Documentation, entitling 3Dlabs to equitable relief under Section 9.2 above.

                  14.4 No Liability. Neither party shall be liable to the other for terminating this Agreement in accordance with its terms.

                  14.5 Survival. The following provisions of this Agreement shall survive its termination or expiration: Sections 6 (License fees and payment), 7 (Derivative Software Products), 8 (Protection of Software Products), 9 (Confidentiality), 10 (Limited Warranty, Infringement), 11 (Disclaimer and Limitation of Liability), 12 (Licensee's Indemnity), and 14 through 20 and such other provisions which, from their context in this Agreement, are intended to survive its termination or expiration.

         15. NOTICES. All notices, authorizations, and requests in connection with this Agreement shall be deemed given (i) five days after being deposited in the mail, postage prepaid, certified, or registered, return receipt requested, or (ii) one day after being sent by overnight courier, charges prepaid, with confirming fax; and addressed as first set forth above or to such

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other address as the party to receive the notice or request so designates by written notice to the other.

         16. NONASSIGNABILITY. Licensee shall not assign or transfer this Agreement or all or any part of its rights hereunder, by operation of law or otherwise, without the prior written consent of 3Dlabs. Any unauthorized assignment or transfer shall be null and void and shall constitute a default, entitling 3Dlabs to terminate this Agreement under Section 14 above. This Agreement shall inure to the benefit of and be binding upon any permitted successor or assign.

         17. GOVERNING LAW JURISDICTION AND VENUE. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California. The California state courts of Santa Clara County, California (or, if there is exclusive federal jurisdiction, the United States District Court for the Northern District of California) shall have exclusive jurisdiction and venue over any dispute arising out of or relating to this Agreement, and Licensee hereby consents to the jurisdiction and venue or such courts. Licensee shall file any action arising out of or relating to this Agreement on the appropriate court within two (2) years from the date that such cause of action accrues.

         18. EXPORT REQUIREMENTS. The Software Products, Derivative Software Products, Documentation and all related technical information or materials are subject to export controls and are licensable under the U.S. Government export regulations. Licensee agrees that unless prior authorization is obtained from the Office of Export Licensing, it will not export, reexport, or transship, directly or indirectly, to country groups Q, S, W, Y, or Z (as defined in the Export Administration Regulations), or Afghanistan or the People's Republic of China (excluding Taiwan) any of the technical data disclosed to Licensee or the direct product of such technical data or otherwise contravene the Export Administration Regulations or other United States laws and regulations in effect from time to time. Licensee shall indemnify 3Dlabs against any loss related to Licensee's failure to conform to these requirements.

         19. U.S. GOVERNMENT RESTRICTED RIGHTS. The Software Products and Documentation are provided with Restricted Rights: use, duplication, or disclosure by the Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of The Rights in Technical Data and Computer Software clause at DFARS 252.2277013 or subparagraphs (c)(i) and (2) of the Commercial Computer Software-Restricted Rights at 48 CFR 52.227-19, as applicable.

         20. INTERNATIONAL TRANSACTIONS. If the address of Licensee as set forth on the first page of this Agreement is outside of the United States or if Licensee is owned or controlled by an entity whose headquarters or principal place of business is outside of the United States, then the following additional provisions shall apply:

                  20.1 This Agreement is in the English language only, which language shall be controlling in all respects. Any versions of this Agreement in any other language shall be for accommodation only and shall not be binding upon either party. All communications and Documentation to be furnished under this Agreement shall be in the English language.

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                  20.2 The rights and obligations of each party of this
Agreement shall not be governed by the provisions of the U.N. Convention on Contracts for the International Sale of Goods, but instead the provisions of section 16 above shall apply.

         21. SEVERABILITY. If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect.

         22.      MISCELLANEOUS.

                  22.1 This Agreement and its exhibits contain the entire understanding and agreement between the parties respecting the subject matter hereof and all prior quotations, invoices, negotiations, understandings, representations and agreements of the parties, whether oral or written, with respect to the subject of this Agreement are superseded in their entirety.

                  22.2 This Agreement may not be supplemented, modified, amended, released or discharged except by an instrument in writing signed by each party's duly authorized representative.

                  22.3 This Agreement shall supersede, replace and terminate in its entirety any purchase order of License for Software Products or Documentations and all such purchase orders are subject to acceptance by 3Dlabs. In no event will any additional terms and conditions on a purchase order be effective unless expressly accepted by 3Dlabs in writing.

                  22.4 If any action at law or in equity, including an action for declaratory relief or injunctive relief is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees in addition to any other relief to which the party may be entitled.

                  22.5 All captions and headings in this Agreement are for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

                  22.6 Any waiver by either party of any default or breach hereunder shall not constitute a waiver of any provision of this Agreement or of any subsequent default or breach of the same or a different kind.




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         IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute and deliver this Agreement as of the date first set forth above.


SIGNED for and on behalf of              SIGNED for and on behalf of
3Dlabs Inc.                              (Licensee)  AccelGraphics, Inc.



Signed:  /s/ Raj Singh                   Signed:  /s/ NANCY E. BUSH
       -------------------------                ---------------------------

Name:    Raj Singh                       Name:    Nancy E. Bush
       -------------------------                ---------------------------

Title:   Vice President of Sales         Title:   CFO
       -------------------------                ---------------------------

Date:    8/1/95                          Date:    7/31/95
       -------------------------                ---------------------------


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                        3DLABS SOFTWARE LICENSE AGREEMENT

                                    EXHIBIT A

                                SOFTWARE PRODUCTS


         The Software Products covered under this agreement include:

         1. GLINT 3005X Windows NT 3.5 Driver Executable (This includes the GLINT OpenGL Installable Client Driver)

         2.       GLINT 300SX Windows 3.x Driver Executable

         3. GLINT 300SX Windows NT 3.5 Driver Source (N.B. This does NOT include source of the OpenGL Installable Client Driver)

         4.       GLINT 300SX Windows 3.x Driver Source

         5. OpenGL "Installable Client Driver" Source (Subject to license providing copy of Level 11 OpenGL license to 3Dlabs.)

         6.       Win '95 Driver Source & Binary (when available)

         7.       Diagnostic Source & Binary for GLINT Reference Design
"Montserrat."

         3Dlabs agrees to supply licensee binaries and source (if available) for other API's that 3Dlabs enables for the GLINT silicon and makes generally available to other board level customers. Third party licensing issues and license and support costs associated with the supply of these APl's will remain the sole responsibility of the licensee

         3Dlabs agrees [*  *        *       *].

         3Dlabs agrees to treat licensee equally with its other board level customers for supply of binaries and source (if available) for other API drivers that 3Dlabs enables for the GLINT silicon and makes generally available to other board level customers.

         Third party licensing issues and license and support costs associated with the supply of these third party API drivers will remain the sole responsibility of the licensee.

         Licensee is aware that 3Dlabs versions of these drivers are solely designed to run on the then current 3Dlabs reference hardware.

                           SOFTWARE LICENSE AGREEMENT


         THIS SOFTWARE LICENSE AGREEMENT ("Agreement") is made and entered into as of the Effective Date, by and between 3Dlabs Inc. ("3Dlabs") with principal offices at 2010 North First Street, Suite 403, San Jose, California 95131, USA and AccelGraphics, Inc. ("Licensee"), a company with principal offices at 1942 Zanker Rd., San Jose, California 95112.


                                    RECITALS


         A. 3Dlabs is the owner of, or has acquired rights to, the Software Products and the Documentation (as defined below); and

         B. 3Dlabs desires to grant to Licensee and Licensee desires to obtain from 3Dlabs a non-exclusive license to use the Software Products and Documentation on the terms and conditions of the Agreement;

         NOW, THEREFORE, the parties to this Agreement agree as follows:

         1.       DEFINITIONS.

                  1.1 "Software Products" shall mean the computer programs identified on Exhibit A to this Agreement that become subject to this Agreement as set forth in Section 2 below, together with any subsequent error corrections of updates supplied to Licensee by 3Dlabs pursuant to this Agreement.

                  1.2 "Derivative Software Products" shall mean computer programs in machine readable binary or source code format developed or otherwise acquired by Licensee which are a modification of enhancement to, derived from or based upon Software Products.

                  1.3 "Documentation" shall mean all manuals, user documentation, and other related materials pertaining to the Software Products that 3Dlabs provides to Licensee for use in connection with the Software Products.

                  1.4 "Effective Date" shall mean the last date set forth opposite the parties signature lines.

                  1.5 "3Dlabs Chip Products" shall mean the 3Dlabs graphics accelerator products listed on Exhibit A.

         2.       INCLUSION OF SOFTWARE PRODUCTS UNDER THE AGREEMENT.

                  2.1 Binary Format. Upon Licensee's purchase of any 3Dlabs Chip Products, the executable binary format Software Products listed in Exhibit A for such 3Dlabs Chip Products shall become "Software Products' for purposes of this License Agreement.



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
                  2.2 Source Code Format. Upon Licensee's purchase of any 3Dlabs Chip Product, Licensee may place an order with 3Dlabs for one or more of the source code Software Products listed in Exhibit A for such 3Dlabs Chip Product. Licensee's order shall include payment of the license fee for such source code as specified in Exhibit A. Upon 3Dlabs' acceptance of such order, such source code shall become "Software Products" for purposes of this Agreement.

                  2.3 Modification of Software Products. The parties may amend Exhibit A from time to time in writing. In addition (a) if 3Dlabs discontinues any 3Dlabs Chip Product or Software Products listed on Exhibit A, then 3Dlabs may modify Exhibit A to delete such Products, and (b) if Licensee purchases one or more new 3Dlabs graphics accelerator products from 3Dlabs, then 3Dlabs may modify Exhibit A to include such products as 3Dlabs Chip Products under Exhibit A and to add software products designed for use with such 3Dlabs Chip Products as "Software Products" under Exhibit A.

         3. GRANT OF RIGHTS. From the Effective Date and as Software Products are added to this Agreement under Section 2 above, until terminated in accordance with the terms of this Agreement:

                  3.1 Binary Format. 3Dlabs hereby grants, and Licensee hereby accepts, subject to the terms and conditions of this Agreement, a non-exclusive license to reproduce, distribute, export, upgrade and sublicense others to use the binary format Software Products (the "Binary Software Products") and the related Documentation solely for use with 3Dlabs Chip Products purchased by Licensee from 3Dlabs.

                           Notwithstanding Licensee's right to sublicense the
Binary Software Products to others for use with the 3Dlabs Chip Products, Licensee shall have no right to sublicense or authorize parties to reproduce, copy or otherwise manufacture the Binary Software Products, without 3Dlabs' prior written permission. Licensee agrees not to attempt to modify, reverse engineer, disassemble, decompile or trace the execution of the Binary Software products, or of any portion thereof.

                  3.2      Source Code Format.

                           3.2.1    Drivers Source Code.  3Dlabs hereby grants
and Licensee hereby accepts a nonexclusive, nontransferable license to use and modify the source code for drivers Software Products solely for the purpose of developing Derivative Software Products for use with 3Dlabs Chip Products purchased by Licensee from 3Dlabs. Licensee shall have no right to disclose, sub-license, export, sell or otherwise distribute the Software Products, Derivative Software Products or any portion thereof in source code format nor shall Licensee authorize other parties to market, reproduce, have reproduced or otherwise manufacture the Software products or Derivative Software Products in source code format.

         ANY LICENSE TO USE THE SOURCE CODE OF A DRIVERS SOFTWARE PRODUCT CONTAINING MICROSOFT CORPORATION'S SOFTWARE IS SUBJECT TO LICENSEE HAVING PHYSICAL POSSESSION OF AN ORIGINAL MICROSOFT

SOFTWARE LICENSE FOR THE APPLICABLE MICROSOFT VERSION AT ALL TIMES DURING THE USE THEREOF. LICENSEE SHALL HOLD 3DLABS HARMLESS FROM ANY LOSS, LIABILITY AND/OR SETTLEMENT COSTS (INCLUDING REASONABLE ATTORNEYS' FEES) RESULTING FROM ANY CLAIM AGAINST 3DLABS RELATED TO LICENSEE'S FAILURE TO HAVE SUCH A LICENSE DURING LICENSEE'S USE OF SUCH SOFTWARE.

         4.       DELIVERY.

                  4.1 Binary Software Products. After the Effective Date, 3Dlabs shall deliver to Licensee a master copy of the Binary Software Products licensed under this Agreement for use with such 3Dlabs Chip Product, in object code format and applicable Documentation. 3Dlabs shall deliver the foregoing in electronic files or disk format, at 3Dlabs' option.

                  4.2 Source Software Products. After 3Dlabs' receipt of payment and acceptance of Licensee's order for Software Products in source code format, as set forth in Section 2 above, 3Dlabs shall deliver to licensee the source code for the applicable Software Products, together with related Documentation 3Dlabs shall deliver foregoing m electronic files or disk format, at 3Dlabs' option.

         5.       MODIFICATIONS.

                  5.1 Error Corrections and Updates. 3Dlabs will provide Licensee with error corrections, bug fixes, patches or other updates to each Software Product in object code format to the extent available in accordance with 3Dlabs' release schedule for a period of ninety (90) days from the date of 3Dlabs' delivery of the original Software Product(s) under this Agreement.

                  5.2 Modifications by 3Dlabs. 3Dlabs shall be under no obligation to make modifications that may be required for Licensee-specific hardware, firmware, software, or other requirements. All error corrections, bug fixes, patches, updates or other modifications to the Software Products or Documentation made by 3Dlabs or its suppliers shall be the sole property of 3Dlabs or of its suppliers, or both.

                  5.3 Modifications by Licensee. Licensee shall promptly provide to 3Dlabs all error corrections, bug fixes, patches, updates or other modifications to the Software Products or Documentation made by Licensee or by Licensee's sublicensees and hereby grants to 3Dlabs a limited worldwide, non-royalty bearing license to use, modify, enhance, edit, reformat, rewrite, copy, reissue and create derivative works of, sublicense and distribute such modifications, provided that 3Dlabs shall sublicense such modifications under terms that are no less restrictive than 3D/labs employs for its similar products.

         6.       LICENSE FEES AND PAYMENT.

                  6.1 License Fee. In consideration of the license rights granted in Section 3 above, Licensee shall pay the License fees or other consideration for the Software Products and Documentation as set forth on Exhibit A to this Agreement.

                  6.2 Taxes and Other Charges. Licensee shall be responsible for paying all (i) sales, use, excise, value-added or other tax or governmental charges imposed on the licensing or use of the Software Products, Derivative Software Products and Documentation (ii) freight, insurance and installation charges, and (iii) import or export duties or like charges.

         7.       DERIVATIVE SOFTWARE PRODUCTS.

                  7.1 Title to Software Products Incorporated in Derivative Software Products. Title to and ownership of any portion of the Software Products incorporated into a Derivative Software Product shall at all times remain with 3Dlabs or its supplier, or both, and Licensee shall not have any title or ownership interest therein.

                  7.2 Maintenance of Derivative Software Products. 3Dlabs shall not be required to maintain or otherwise repair any Derivative Software Products. Any assistance in repairing errors or defects in the Derivative Software Products which may be provided by 3Dlabs, in its sole discretion, shall be subject to the terms of a separate agreement under which Licensee shall pay 3Dlabs in accordance with 3Dlabs' then-current charges for such services.

                  7.3 Products Developed by 3Dlabs. Nothing contained in this Agreement shall be construed to limit 3Dlabs' rights to modify the Software Products or to develop other Products which are similar to or offer the same or similar improvements as Derivative Software Products developed by Licensee.

         8.       PROTECTION OF SOFTWARE PRODUCTS.

                  8.1 Proprietary Notices. Licensee agrees not to remove, obliterate, or cancel from view any copyright, trademark, confidentiality or other proprietary notice or mark appearing on any of the Software Products or on output generated by the Software Products and to reproduce and include the same on each copy of the Software Products and Derivative Software Products.

                  8.2 Ownership and Protection of Software Products. Licensee acknowledges that all copies of the Software Products in any form provided by 3Dlabs or made by Licensee are the sole property of 3Dlabs or its suppliers, or both. Licensee shall not have any right, title or interest in or to any Software Products, or copies thereof except as expressly provided in this Agreement, and further shall secure and protect all Software Products, Derivative Software Products and Documentation consistent with maintenance of 3Dlabs' proprietary rights therein.

                  8.3 Copies. Licensee shall not copy the source code of the Software Products, except that Licensee may make one copy of the source code solely for archival or backup purpose and may make copies of the source code solely for use by Licensee's employees who have a need to use such source code for the purposes authorized under this agreement. All source code of the Software Products shall remain on Licensee's business premises.

                  8.4 Mark Ownership. Nothing contained in this Agreement shall be construed as conferring any license or right with respect to any trademark, trade name, brand name, or the corporate name of 3Dlabs, or any of 3Dlabs' suppliers.

         9.       CONFIDENTIALITY.

                  9.1 Maintenance of Confidential Information. Licensee acknowledges that the Software Products and Documentation contain valuable proprietary information and trade secrets of 3Dlabs or its suppliers, or both, and Licensee will not release, disclose or otherwise permit access to such confidential information or use the information in such a way that other parties can gain access to such information. In particular, Licensee shall not disclose or cause to be disclosed the Software Products code, documentation, or other information contained in the source code to any third party without the prior written consent of 3Dlabs and, where applicable, 3Dlabs' suppliers. 3Dlabs and Licensee agree to mark written materials as "Confidential" if they are to be treated as confidential in nature. Oral communications that are confidential in nature will be identified as such before, during or immediately after the communication. Licensee warrants that all those individuals having access to the Software Products under this Agreement will observe and perform the obligations in this Agreement with respect to confidential information.

                  9.2 Injunctive Relief. Licensee acknowledges that the unauthorized use, transfer, sublicensing or disclosure of the Software Products, Derivative Software Products, Documentation or copies thereof may cause irreparable injury to 3Dlabs, and under such circumstances 3Dlabs shall be entitled to equitable relief, including, but not limited to, preliminary and permanent injunctive relief, and Licensee waives any requirements that a bond be posted.

         10. LIMITED WARRANTY; INFRINGEMENT. 3Dlabs warrants to Licensee that as of the date of this Agreement it has no knowledge that the Software Products or Documentation infringe or otherwise make unauthorized use of any copyright, trademark, trade secret or proprietary right of any party. If a court of competent jurisdiction rules that 3Dlabs has infringed upon the copyright, trademark, trade secret or proprietary right of a third party, 3Dlabs shall, at its option, obtain a license from that third party, modify the infringing Software Product from Licensee and refund to Licensee all amounts that Licensee paid to 3Dlabs for the Software Products. The remedy for infringement is Licensee's exclusive remedy, and Licensee hereby waives all other remedies, rights, causes of actions and claims against 3Dlabs and its suppliers, whether in contract, tort, by statute, or otherwise, as well as any and all damages for infringement and other indemnity, whether direct, consequential or otherwise. THE WARRANTY AND INDEMNITY IN THIS SECTION 10 DOES NOT APPLY TO USE OF SOFTWARE PRODUCTS IN COMBINATION WITH ANY OTHER PRODUCTS.

         11.      DISCLAIMER AND LIMITATION OF LIABILITY.

                  11.1 Disclaimer of Warranties. THE SOFTWARE PRODUCTS AND DOCUMENTATION AND ANY AND ALL UPDATES AN D MODIFICATIONS TO THE SAME ARE LICENSED "AS IS" AND THE WARRANTY PROVIDED IN SECTION 10 ABOVE IS THE SOLE AND EXCLUSIVE WARRANTY OFFERED BY 3DLABS. 3DLABS DOES NOT REPRESENT OR WARRANT THAT ALL ERRORS IN THE SOFTWARE PRODUCTS OR DOCUMENTATION WILL BE CORRECTED OR THAT THE SOFTWARE PRODUCTS WILL RUN ERROR FREE. THERE ARE NO OTHER WARRANTIES RESPECTING THE SOFTWARE PRODUCTS, DOCUMENTATION OR SERVICES PROVIDED UNDER THIS AGREEMENT, EITHER EXPRESS OR IMPLIED, INCLUDING

BUT NOT LIMITED TO ANY WARRANTY OF DESIGN, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE, EVEN IF 3DLABS HAS BEEN INFORMED OF SUCH PURPOSE. NO AGENT OF 3DLABS IS AUTHORIZED TO ALTER OR EXCEED THE WARRANTY OBLIGATIONS OF 3DLABS AS SET FORTH IN THIS AGREEMENT.

                  11.2 Limitation of Remedies and Liability. 3DLABS SHALL NOT BE LIABLE TO LICENSEE OR TO ANY OF LICENSEE'S SUBLICENSEES, CUSTOMERS, OR END-USERS FOR ANY LOSS OF PROFIT, INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR RELATING TO THE LICENSING OR USE OF THE SOFTWARE PRODUCTS, DERIVATIVE SOFTWARE PRODUCTS OR DOCUMENTATION OR FOR ANY ERROR OR DEFECT IN THE SOFTWARE PRODUCTS OR DOCUMENTATION. Notwithstanding
Section 10 (Limited Warranty, Infringement) the maximum liability of 3Dlabs arising out of or in connection with license, use or other employment of any Software Product delivered to Licensee under this Agreement, whether such liability arises from any claim based on breach or repudiation of contract, warranty, tort or otherwise, shall in no case exceed the actual price paid to 3Dlabs by Licensee for the Software Product whose license, use, or other employment gives rise to the liability.

         12. LICENSEE'S INDEMNIFICATION. Licensee shall indemnify 3Dlabs and its suppliers and hold them harmless from any and all liabilities, claims, costs, losses, and expenses including, but not limited to, reasonable attorneys' fees and costs of suit incurred by 3Dlabs or its suppliers, or both, arising out of or relating to Licensee's misuse, modification, upgrade, additions, alteration, sale, marketing, reproduction, sublicensing or other distribution of the Software Products or Derivative Software Products.

         13. TERM OF AGREEMENT. This Agreement shall be effective on the Effective Date and shall continue in effect until terminated in accordance with the terms and conditions of Section 14.

         14.      DEFAULT AND TERMINATION.

                  14.1 Events of Default. Either party may terminate this Agreement for material breach by providing thirty (30) days written notice to the breaching party, unless the breach is corrected during such thirty (30) day period. Material breach on the pan of Licensee shall include, but not be limited to, filing a petition to declare such party insolvent or bankrupt which is not dismissed within thirty (30) days; making an assignment or other arrangement for the benefit of creditors, or being dissolved or liquidated.

                  14.2 Termination by 3Dlabs. 3Dlabs may terminate this Agreement as to any Software Product, effective upon termination of 3Dlabs' right with respect to such Software Product.

                  14.3 Obligations on Expiration or Termination. Upon expiration or termination of this Agreement, all rights granted by this Agreement shall revert to 3Dlabs and Licensee shall cease and desist all use of the Software Products and Documentation. Licensee shall destroy or deliver to 3Dlabs within three (3) days of termination all full or partial copies of the Software Products and Documentation in Licensee's possession or under its control, other than those properly distributed by Licensee prior to termination, and will warrant to 3Dlabs such destruction or delivery. Licensee's failure to comply with the obligations of this Section 14.3 will constitute unauthorized use of the Software Products and Documentation, entitling to 3Dlabsequitable relief under Section 9.2 above.

                  14.4 No Liability. Neither party shall be liable to the other for terminating this Agreement in accordance with its terms.

                  14.5 Survival. The following provisions of this Agreement shall survive its termination or expiration: Sections 6 (License fees and payment), 7 (Derivative Software Products), 8 (Protection of Software Products), 9 (Confidentiality), 10 (Limited Warranty, Infringement), 11 (Disclaimer and Limitation of Liability), 12 (Licensee's Indemnity), and 14 through 20 and such other provisions which, from their context in this Agreement, are intended to survive its termination or expiration.

         15. NOTICES. All notices, authorizations, and requests in connection with this Agreement shall be deemed given (i) five days after being deposited in the mail, postage prepaid, certified, or registered, return receipt requested, or (ii) one day after being sent by overnight courier, charges prepaid, with confirming fax; and addressed as first set forth above or to such other address as the party to receive the notice or request so designates by written notice to the other.

         16. NONASSIGNABILITY. Licensee shall not assign or transfer this Agreement or all or any part of its rights hereunder, by operation of law or otherwise, without the prior written consent of 3Dlabs. Any unauthorized assignment or transfer shall be null and void and shall constitute a default, entitling 3Dlabs to terminate this Agreement under Section 14 above. This Agreement shall inure to the benefit of and be binding upon any permitted successor or assign.

         17. GOVERNING LAW JURISDICTION AND VENUE. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California. The California state courts of Santa Clara County, California (or, if there is exclusive federal jurisdiction, the United States District Court for the Northern District of California) shall have exclusive jurisdiction and venue over any dispute arising out of or relating to this Agreement, and Licensee hereby consents to the jurisdiction and venue or such courts. Licensee shall file any action arising out of or relating to this Agreement on the appropriate court within two (2) years from the date that such cause of action accrues.

         18. EXPORT REQUIREMENTS. The Software Products, Derivative Software Products, Documentation and all related technical information or materials are subject to export controls and are licensable under the U.S. Government export regulations. Licensee agrees that unless prior authorization is obtained from the Office of Export Licensing, it will not export, reexport, or transship, directly or indirectly, to country groups Q, S, W, Y, or Z (as defined in the Export Administration Regulations), or Afghanistan or the People's Republic of China (excluding Taiwan) any of the technical data disclosed to Licensee or the direct product of such technical data or otherwise contravene the Export Administration Regulations or other United States laws and regulations in effect from time to time. Licensee shall indemnify 3Dlabs against any loss related to Licensee's failure to conform to these requirements.

         19. U.S. GOVERNMENT RESTRICTED RIGHTS. The Software Products and Documentation are provided with Restricted Rights: use, duplication, or disclosure by the Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of The Rights in Technical Data and Computer Software clause at DFARS 252.2277013 or subparagraphs (c)(i) and (2) of the Commercial Computer Software-Restricted Rights at 48 CFR 52.227-19, as applicable.

         20. INTERNATIONAL TRANSACTIONS. If the address of Licensee as set forth on the first page of this Agreement is outside of the United States or if Licensee is owned or controlled by an entity whose headquarters or principal place of business is outside of the United States, then the following additional provisions shall apply:

                  20.1 This Agreement is in the English language only, which language shall be controlling in all respects. Any versions of this Agreement in any other language shall be for accommodation only and shall not be binding upon either party. All communications and Documentation to be furnished under this Agreement shall be in the English language.

                  20.2 The rights and obligations of each party of this Agreement shall not be governed by the provisions of the U.N. Convention on Contracts for the International Sale of Goods, but instead the provisions of section 16 above shall apply.

         21. SEVERABILITY. If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect.

         22.      MISCELLANEOUS.

                  22.1 This Agreement and its exhibits contain the entire understanding and agreement between the parties respecting the subject matter hereof and all prior quotations, invoices, negotiations, understandings, representations and agreements of the parties, whether oral or written, with respect to the subject of this Agreement are superseded in their entirety.

                  22.2 This Agreement may not be supplemented, modified, amended, released or discharged except by an instrument in writing signed by each party's duly authorized representative.

                  22.3 This Agreement shall supersede, replace and terminate in its entirety any purchase order of License for Software Products or Documentations and all such purchase orders are subject to acceptance by 3Dlabs. In no event will any additional terms and conditions on a purchase order be effective unless expressly accepted by 3Dlabs in writing.

                  22.4 If any action at law or in equity, including an action for declaratory relief or injunctive relief is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees in addition to any other relief to which the party may be entitled.

                  22.5 All captions and headings in this Agreement are for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

                  22.6 Any waiver by either party of any default or breach hereunder shall not constitute a waiver of any provision of this Agreement or of any subsequent default or breach of the same or a different kind.

         IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute and deliver this Agreement as of the date first set forth above.


SIGNED for and on behalf of             SIGNED for and on behalf of
3Dlabs Inc.                             (Licensee) AccelGraphics, Inc.



Signed:                                 Signed:  /s/ Ralph Nichols
       --------------------                    ------------------------

Name:                                   Name:    Ralph Nichols
       --------------------                    ------------------------

Title:                                  Title:   VP, Engineering
       --------------------                    ------------------------

Date:                                   Date:    1/23/96
       --------------------                    ------------------------

                        3DLABS SOFTWARE LICENSE AGREEMENT

                                    EXHIBIT A

                                SOFTWARE PRODUCTS


The Software Products covered under this agreement include:

1.       GLINT Heidi Driver for Windows NT Binaries

2.       GLINT Heidi Driver for Windows NT Source

[*     *      *      *      *      *      *].

As per Section 3.2.1 Licensee warrants that the Software Products source code will be used solely for the purpose of developing Derivative Software Products for use with 3Dlabs Chip Products purchased by Licensee from 3Dlabs.

Licensee agrees that any Software Products labeled or described by 3Dlabs as "Beta" or Derivative Software Products derived from such Software Products will be clearly labeled and described as "Beta" products when distributed by the Licensee unless the Licensee has received written dispensation from 3Dlabs.

SIGNED for and on behalf of             SIGNED for and on behalf of
3Dlabs Inc.                             (Licensee) AccelGraphics, Inc.



Signed:                                 Signed:
       --------------------                    ------------------------

Name:                                   Name:
       --------------------                    ------------------------

Title:                                  Title:
       --------------------                    ------------------------

Date:                                   Date:
       --------------------                    ------------------------

                           SOFTWARE LICENSE AGREEMENT


         THIS SOFTWARE LICENSE AGREEMENT ("Agreement") is made and entered into as of the Effective Date, by and between 3Dlabs Inc. ("3Dlabs") with principal offices at 181 Metro Drive, Suite 520, San Jose, CA 95110, USA and AccelGraphics, Inc. ("Licensee"), a company with principal offices at 1942 Zanker Rd., San Jose, California 95112.


                                    RECITALS


         A. 3Dlabs is the owner of, or has acquired rights to, the Software Products and the Documentation (as defined below); and

         B. 3Dlabs desires to grant to Licensee and Licensee desires to obtain from 3Dlabs a non-exclusive license to use the Software Products and Documentation on the terms and conditions of the Agreement;

         NOW, THEREFORE, the parties to this Agreement agree as follows:

         1.       DEFINITIONS.

                  1.1 "Software Products" shall mean the computer programs identified on Exhibit A to this Agreement that become subject to this Agreement as set forth in Section 2 below, together with any subsequent error corrections of updates supplied to Licensee by 3Dlabs pursuant to this Agreement.

                  1.2 "Derivative Software Products" shall mean computer programs in machine readable binary or source code format developed or otherwise acquired by Licensee which are a modification of enhancement to, derived from or based upon Software Products.

                  1.3 "Documentation" shall mean all manuals, user documentation, and other related materials pertaining to the Software Products that 3Dlabs provides to Licensee for use in connection with the Software Products.

                  1.4 "Effective Date" shall mean the last date set forth opposite the parties signature lines.

                  1.5 "3Dlabs Chip Products" shall mean the 3Dlabs graphics accelerator products listed on Exhibit A.

                  1.6 "Software Developers" shall mean a company or person engaged in development of software for use with 3Dlabs Chip Products.

         2.       INCLUSION OF SOFTWARE PRODUCTS UNDER THE AGREEMENT.

                  2.1 Binary Format. Upon Licensee's purchase of any 3Dlabs Chip Products, the executable binary format Software Products listed in Exhibit A for such 3Dlabs Chip Products shall become "Software Products' for purposes of this License Agreement.

                  2.2 Source Code Format. Upon Licensee's purchase of any 3Dlabs Chip Product, Licensee may place an order with 3Dlabs for one or more of the source code Software Products listed in Exhibit A for such 3Dlabs Chip Product. Licensee's order shall include payment of the license fee for such source code as specified in Exhibit A. Upon 3Dlabs' acceptance of such order, such source code shall become "Software Products" for purposes of this Agreement.

                  2.3 Modification of Software Products. The parties may amend Exhibit A from time to time in writing. In addition (a) if 3Dlabs discontinues any 3Dlabs Chip Product or Software Products listed on Exhibit A, then 3Dlabs may modify Exhibit A to delete such Products, and (b) if Licensee purchases one or more new 3Dlabs graphics accelerator products from 3Dlabs, then 3Dlabs may modify Exhibit A to include such products as 3Dlabs Chip Products under Exhibit A and to add software products designed for use with such 3Dlabs Chip Products as "Software Products" under Exhibit A.

         3. GRANT OF RIGHTS. From the Effective Date and as Software Products are added to this Agreement under Section 2 above, until terminated in accordance with the terms of this Agreement:

                  3.1 Binary Format. 3Dlabs hereby grants, and Licensee hereby accepts, subject to the terms and conditions of this Agreement, a non-exclusive license to reproduce, distribute, export, upgrade and sublicense others to use the binary format Software Products (the "Binary Software Products") and the related Documentation solely for use with 3Dlabs Chip Products purchased by Licensee from 3Dlabs.

                           Licensee agrees not to attempt to modify,  reverse
engineer, disassemble, decompile or trace the execution of the Binary Software products, or of any portion thereof.

                  3.2      Source Code Format.

                           3.2.1    Source Code.  3Dlabs hereby grants and
Licensee hereby accepts a non-exclusive, nontransferable license to use and modify the source code for the Software Products solely for the purpose of developing Derivative Software Products for use with 3Dlabs Chip Products purchased by Licensee from 3Dlabs.

                           Licensee hereby represents, covenants and warrants
that it will only distribute source code for the Software Products to the following third parties:

                           (i)      Software Developers who have entered into a
written agreement which restricts the Software Developers from distributing source code for the Software Products to any third party. Exhibit B contains a sample software license agreement.

         4.       DELIVERY.

                  4.1 Binary Software Products. After the Effective Date 3Dlabs shall deliver to Licensee a master copy of the Binary Software Products licensed under this Agreement for use with such 3Dlabs Chip Product, in object code format and applicable Documentation. 3Dlabs shall deliver the foregoing in electronic files or disk format, at 3Dlabs' option.

                  4.2 Source Software Products. After 3Dlabs' receipt of payment and acceptance of Licensee's order for Software Products in source code format, as set forth in Section 2 above, 3Dlabs shall deliver to licensee the source code for the applicable Software Products, together with related Documentation. 3Dlabs shall deliver foregoing in electronic files or disk format, at 3Dlabs' option.

         5.       MODIFICATIONS.

                  5.1 Modifications by 3Dlabs. 3Dlabs shall be under no obligation to make modifications that may be required for Licensee-specific hardware, firmware, software, or other requirements. All error corrections, bug fixes, patches, updates or other modifications to the Software Products or Documentation made by 3Dlabs or its suppliers shall be the sole property of 3Dlabs or of its suppliers, or both.

                  5.2 Modifications by Licensee. All error corrections, bug fixes, patches, updates or other modifications to the Software Products or Documentation made by Licensee or by Licensee's sublicensees shall be the sole property and responsibility of Licensee. 3Dlabs shall not be required to maintain or otherwise repair any Software Products that Licensee has modified or caused to be modified.

         6.       LICENSE FEES AND PAYMENT.

                  6.1 License Fee. In consideration of the license rights granted in Section 3 above, Licensee shall pay the License fees or other consideration for the Software Products and Documentation as set forth on Exhibit A to this Agreement.

                  6.2 Taxes and Other Charges. Licensee shall be responsible for paying all (i) sales, use, excise, value-added or other tax or governmental charges imposed on the licensing or use of the Software Products, Derivative Software Products and Documentation (ii) freight, insurance and installation charges, and (iii) import or export duties or like charges.

         7.       DERIVATIVE SOFTWARE PRODUCTS.

                  7.1 Title to Software Products Incorporated in Derivative Software Products. Title to and ownership of any portion of the Software Products incorporated into a Derivative Software Product shall at all times remain with 3Dlabs or its supplier, or both, and Licensee shall not have any title or ownership interest therein.

                  7.2 Title to Derivative Software Products. Title to and ownership of any portion of a Derivative Software product created by Licensee and now owned by 3Dlabs or its supplier, or both, pursuant to section 7.1 above, shall be held by Licensee. Any and all upgrades, additions, adaptations, or modifications to the Software Products made by Licensee will remain the sole property and responsibility of Licensee.

                  7.3 3Dlabs' Use of Derivative Software Products. Licensee agrees to provide binary copies of any Derivative Software Products to 3Dlabs free of charge. Licensee hereby grants 3Dlabs a non-royalty bearing, worldwide license to use the Derivative Software Products for demonstrations and evaluations.

                  7.4 Maintenance of Derivative Software Products. 3Dlabs shall not be required to maintain or otherwise repair any Derivative Software Products.

                  7.5 Products Developed by 3Dlabs. Nothing contained in this Agreement shall be construed to limit 3Dlabs' rights to modify the Software Products or to develop other Products which are similar to or offer the same or similar improvements as Derivative Software Products developed by Licensee, subject to Licensee's rights.

         8.       PROTECTION OF SOFTWARE PRODUCTS.

                  8.1 Proprietary Notices. Licensee agrees not to remove, obliterate, or cancel from view any copyright, trademark, confidentiality or other proprietary notice or mark appearing on any of the Software Products or on output generated by the Software Products and to reproduce and include the same on each copy of the Software Products and Derivative Software Products.

                  8.2 Ownership and Protection of Software Products. Licensee acknowledges that all copies of the Software Products in any form provided by 3Dlabs or made by Licensee are the sole property of 3Dlabs or its suppliers, or both. Licensee shall not have any right, title or interest in or to any Software Products, or copies thereof except as expressly provided in this Agreement, and further shall secure and protect all Software Products, Derivative Software Products and Documentation consistent with maintenance of 3Dlabs' proprietary rights therein.

                  8.3 Mark Ownership. Nothing contained in this Agreement shall be construed as conferring any license or right with respect to any trademark, trade name, brand name, or the corporate name of 3Dlabs, or any of 3Dlabs' suppliers.

         9.       CONFIDENTIALITY.

                  9.1 Maintenance of Confidential Information. Licensee acknowledges that the Software Products and Documentation contain valuable proprietary information and trade secrets of 3Dlabs or its suppliers, or both, and Licensee will not release, disclose or otherwise permit access to such confidential information or use the information in such a way that other parties can gain access to such information. In particular, Licensee shall only disclose or cause to be disclosed the Software Products code, documentation, or other information contained in the source code to third parties as described in paragraph 3.2.1. 3Dlabs and Licensee agree to mark written materials as "Confidential" if they are to be treated as confidential in nature. Oral communications that are confidential in nature will be identified as such before, during or immediately after the communication. Licensee warrants that all those individuals having access to the Software Products under this Agreement will observe and perform the obligations in this Agreement with respect to confidential information.

                  9.2 Injunctive Relief. Licensee acknowledges that the unauthorized use, transfer, sublicensing or disclosure of the Software Products, Derivative Software Products, Documentation or copies thereof may cause irreparable injury to 3Dlabs, and under such circumstances 3Dlabs shall be entitled to equitable relief, including, but not limited to, preliminary and permanent injunctive relief, and Licensee waives any requirements that a bond be posted.

         10. LIMITED WARRANTY; INFRINGEMENT. 3Dlabs warrants to licensee that as of the date of this Agreement it has no knowledge that the Software Products or Documentation infringe or otherwise make unauthorized use of any copyright, trademark, trade secret or proprietary right of any party. If a court of competent jurisdiction rules that 3Dlabs has infringed upon the copyright, trademark, trade secret or proprietary right of a third party, 3Dlabs shall, at its option, obtain a license from that third party, modify the infringing Software Product from Licensee and refund to Licensee all amounts that Licensee paid to 3Dlabs for the Software Products. The remedy for infringement is Licensee's exclusive remedy, and Licensee hereby waives all other remedies, rights, causes of actions and claims against 3Dlabs and its suppliers, whether in contract, tort, by statute, or otherwise, as well as any and all damages for infringement and other indemnity, whether direct, consequential or otherwise. THE WARRANTY AND INDEMNITY IN THIS SECTION 10 DOES NOT APPLY TO USE OF SOFTWARE PRODUCTS IN COMBINATION WITH ANY OTHER PRODUCTS.

         11.      DISCLAIMER AND LIMITATION OF LIABILITY.

                  11.1 Disclaimer of Warranties. THE SOFTWARE PRODUCTS AND DOCUMENTATION AND ANY AND ALL UPDATES AND MODIFICATIONS TO THE SAME ARE LICENSED "AS IS" AND THE WARRANTY PROVIDED IN SECTION 10 ABOVE IS THE SOLE AND EXCLUSIVE WARRANTY OFFERED BY 3DLABS. 3DLABS DOES NOT REPRESENT OR WARRANT THAT ALL ERRORS IN THE SOFTWARE PRODUCTS OR DOCUMENTATION WILL BE CORRECTED OR THAT THE SOFTWARE PRODUCTS WILL RUN ERROR FREE. THERE ARE NO OTHER WARRANTIES RESPECTING THE SOFTWARE PRODUCTS, DOCUMENTATION OR SERVICES PROVIDED UNDER THIS AGREEMENT, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF DESIGN, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE, EVEN IF 3DLABS HAS BEEN INFORMED OF SUCH PURPOSE. NO AGENT OF 3DLABS IS AUTHORIZED TO ALTER OR EXCEED THE WARRANTY OBLIGATIONS OF 3DLABS AS SET FORTH IN THIS AGREEMENT.

                  11.2 Limitation of Remedies and Liability. 3DLABS SHALL NOT BE LIABLE TO LICENSEE OR TO ANY OF LICENSEE'S SUBLICENSEES, CUSTOMERS, OR END-USERS FOR ANY LOSS OF PROFIT, INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR RELATING TO THE LICENSING OR USE OF THE SOFTWARE PRODUCTS, DERIVATIVE SOFTWARE PRODUCTS OR DOCUMENTATION OR FOR ANY ERROR OR DEFECT IN THE

SOFTWARE PRODUCTS OR DOCUMENTATION. The maximum liability of 3Dlabs arising out of or in connection with license, use or other employment of any Software Product delivered to Licensee under this Agreement, whether such liability arises from any claim based on breach or repudiation of contract, warranty, tort or otherwise, shall in no case exceed the actual price paid to 3Dlabs by Licensee for the Software Product whose license, use or other employment gives rise to the liability.

         12. LICENSEE'S INDEMNIFICATION. Licensee shall indemnify 3Dlabs and its suppliers and hold them harmless from any and all liabilities, claims, costs, losses, and expenses including, but not limited to, reasonable attorneys' fees and costs of suit incurred by 3Dlabs or its suppliers, or both, arising out of or relating to Licensee's misuse, modification, upgrade, additions, alteration, sale, marketing, reproduction, sublicensing or other distribution of the Software Products or Derivative Software Products.

         13. TERM OF AGREEMENT. This Agreement shall be effective on the Effective Date and shall continue in effect until terminated in accordance with the terms and conditions of Section 14.

         14.      DEFAULT AND TERMINATION.

                  14.1 Events of Default. Either party may terminate this Agreement for material breach by providing thirty (30) days written notice to the breaching party, unless the breach is corrected during such thirty (30) day period. Material breach on the part of Licensee shall include, but not be limited to, filing a petition to declare such party insolvent or bankrupt which is not dismissed within thirty (30) days; making an assignment or other arrangement for the benefit of creditors, or being dissolved or liquidated.

                  14.2 Termination by 3Dlabs. 3Dlabs may terminate this Agreement as to any Software Product, effective upon termination of 3Dlabs' right with respect to such Software Product.

                  14.3 Obligations on Expiration or Termination. Upon expiration or termination of this Agreement, all rights granted by this Agreement shall revert to 3Dlabs and Licensee shall cease and desist all use of the Software Products and Documentation. Licensee shall destroy or deliver to 3Dlabs within thirty (30) days of termination all full or partial copies of the Software Products and Documentation in Licensee's possession or under its control, other than those properly distributed by Licensee prior to termination, and will warrant to 3Dlabs such destruction or delivery. Licensee's failure to comply with the obligations of this Section 14.3 will constitute unauthorized use of the Software Products and Documentation, entitling to 3Dlabsequitable relief under Section 9.2 above.

                  14.4 No Liability. Neither party shall be liable to the other for terminating this Agreement in accordance with its terms.

                  14.5 Survival. The following provisions of this Agreement shall survive its termination or expiration: Sections 6 (License Fees and Payment), 7 (Derivative Software

Products), 8 (Protection of Software Products), 9 (Confidentiality), 11 (Disclaimer and Limitation of Liability), 12 (Licensee's Indemnity), and 14 through 20 and such other provisions which, from their context in this Agreement, are intended to survive its termination or expiration.

         15. NOTICES. All notices, authorizations, and requests in connection with this Agreement shall be deemed given (i) five days after being deposited in the mail, postage prepaid, certified, or registered, return receipt requested, or (ii) one day after being sent by overnight courier, charges prepaid, with confirming fax; and addressed as first set forth above or to such other address as the party to receive the notice or request so designates by written notice to the other.

         16. NONASSIGNABILITY. Licensee shall not assign or transfer this Agreement or all or any part of its rights hereunder, by operation of law or otherwise, without the prior written consent of 3Dlabs. Any unauthorized assignment or transfer shall be null and void and shall constitute a default, entitling 3Dlabs to terminate this Agreement under Section 14 above. This Agreement shall inure to the benefit of and be binding upon any permitted successor or assign.

         17. GOVERNING LAW JURISDICTION AND VENUE. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California. The California state courts of Santa Clara County, California (or, if there is exclusive federal jurisdiction, the United States District Court for the Northern District of California) shall have exclusive jurisdiction and venue over any dispute arising out of or relating to this Agreement, and Licensee hereby consents to the jurisdiction and venue or such courts. Licensee shall file any action arising out of or relating to this Agreement on the appropriate court within one (1) year from the date that such cause of action accrues.

         18. EXPORT REQUIREMENTS. The Software Products, Derivative Software Products, Documentation and all related technical information or materials are subject to export controls and are licensable under the U.S. Government export regulations. Licensee will not export, reexport, divert, transfer or disclose, directly or indirectly the Software Products, Derivative Software Products, Documentation and any related technical information or materials without complying strictly with all legal requirements including without limitation obtaining the prior approval of the U.S. Department of Commerce. Licensee will execute and deliver to 3Dlabs such "Letters of Assurance" as may be required under applicable export regulations. Licensee shall indemnify 3Dlabs against any loss related to Licensee's failure to conform to these requirements.

         19. U.S. GOVERNMENT RESTRICTED RIGHTS. The Software Products and Documentation are provided with Restricted Rights: use, duplication, or disclosure by the Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of The Rights in Technical Data and Computer Software clause at DEARS 252.2277013 or subparagraphs (c)(i) and (2) of the Commercial Computer Software-Restricted Rights at 48 CFR 52.227-19, as applicable.

         20. INTERNATIONAL TRANSACTIONS. If the address of Licensee as set forth on the first page of this Agreement is outside of the United States or if Licensee is owned or controlled by an entity whose headquarters or principal place of business is outside of the United States, then the following additional provisions shall apply:

                  20.1 This Agreement is in the English language only, which language shall be controlling in all respects. Any versions of this Agreement in any other language shall be for accommodation only and shall not be binding upon either party. All communications and Documentation to be furnished under this Agreement shall be in the English language.

                  20.2 The rights and obligations of each party of this Agreement shall not be governed by the provisions of the U.N. Convention on Contracts for the International Sale of Goods, but instead the provisions of section 16 above shall apply.

         21. SEVERABILITY. If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect.

         22.      MISCELLANEOUS.

                  22.1 This Agreement and its exhibits contain the entire understanding and agreement between the parties respecting the subject matter hereof and all prior quotations, invoices, negotiations, understandings, representations and agreements of the parties, whether oral or written, with respect to the subject of this Agreement are superseded in their entirety.

                  22.2 This Agreement may not be supplemented, modified, amended, released or discharged except by an instrument in writing signed by each party's duly authorized representative.

                  22.3 This Agreement shall supersede, replace and terminate in its entirety any purchase order of License for Software Products or Documentations and all such purchase orders are subject to acceptance by 3Dlabs. In no event will any additional terms and conditions on a purchase order be effective unless expressly accepted by 3Dlabs in writing.

                  22.4 If any action at law or in equity, including an action for declaratory relief or injunctive relief is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees in addition to any other relief to which the party may be entitled.

                  22.5 All captions and headings in this Agreement are for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

                  22.6 Any waiver by either party of any default or breach hereunder shall not constitute a waiver of any provision of this Agreement or of any subsequent default or breach of the same or a different kind.

         IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute and deliver this Agreement as of the date first set forth above.


SIGNED for and on behalf of                  SIGNED for and on behalf of
3Dlabs Inc.                                  (Licensee)  AccelGraphics, Inc.



Signed:     /s/ Raj Singh                    Signed:     /s/ Nancy E. Bush
       ---------------------------                   ---------------------------
Name:      Raj Singh                         Name:       Nancy E. Bush
       ---------------------------                   ---------------------------
Title:     Vice President of Sales           Title:      CFO
       ---------------------------                   ---------------------------
Date:      7/3/96                            Date:       7/3/96
       ---------------------------                   ---------------------------

                        3DLABS SOFTWARE LICENSE AGREEMENT

                                    EXHIBIT A

                                SOFTWARE PRODUCTS


         The 3Dlabs graphics accelerators products include:

         1.       GLINT 300SX

         2.       GLINT Delta

         3.       GLINT 500 TX

         4.       PERMEDIA

         The Software Products covered under this agreement include:

         1. OpenGL demonstration programs (Includes the Rollercoaster, Chick Berry and X29 programs)

         2. OpenGL demonstration programs source (Includes the Rollercoaster, Chick Berrry and X29 programs)

         [*       *        *        *       *        *        *].